JPMORGAN CHASE BANK, N.A. THIRTEENTH AMENDMENT TO CREDIT AGREEMENT

THIS THIRTEENTH AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is dated as of October 19, 2018 and is by and between FUEL TECH INC., a Delaware corporation (the “Borrower”), the Loan Parties party hereto, and JPMORGAN CHASE BANK, N.A., a national banking association (“Lender”).

WHEREAS, Lender and the Loan Parties are parties to a Credit Agreement dated as of June 30, 2009 (together with the eleven amendments as described below, the “Credit Agreement”). The Credit Agreement evidences certain credit facilities pursuant to which the Lender has made certain revolving loans to the Loan Parties on the terms and conditions set forth therein. The Loan Parties’ obligations under the Credit Agreement were originally evidenced by that certain Promissory Note executed by Borrower in the original principal amount of $25,000,000.00 dated June 30, 2009 (the “Note”);

WHEREAS, pursuant to the First Amendment to Credit Agreement dated October 5, 2009, the parties corrected a scrivener's error which had occurred in Section 6.14 (b) (“Leverage Ratio”) of the Credit Agreement;

WHEREAS, pursuant to the Second Amendment to the Credit Agreement dated
November 4, 2009, the Lender waived a default of the covenant set forth in Section
6.14(a) of the Agreement, amended the Minimum Net Income covenant, amended the
Leverage Ratio, and amended the definitions of “Permitted Acquisitions” and
“Applicable Rate”;

WHEREAS, pursuant to the Third Amendment to the Credit Agreement dated June 30, 2011, the Lender renewed and reduced the revolving credit facility evidenced by the Note to $15,000,000.00 and adjusted the Tangible Net Worth Covenant;

WHEREAS, pursuant to the Fourth Amendment to the Credit Agreement dated June 30, 2013, the Lender extended the Maturity Date of the revolving credit facility evidenced by the Note to June 30, 2015 and also amended the financial covenants set forth at Sections 6.14(b) (“Leverage Ratio”) and 6.14(c) (“Minimum Tangible Net Worth”) of the Credit Agreement;

WHEREAS, pursuant to the Fifth Amendment to the Credit Agreement dated June 20, 2014,, Lender made further adjustments to Section 6.14(c) of the Credit Agreement (“Minimum Tangible Net Worth”);

WHEREAS, pursuant to the Sixth Amendment to the Credit Agreement dated June 30, 2015, Lender, among other things, renewed the Revolving Credit Facility and extended same until June 30, 2016, changed certain pricing on the Revolving Credit Facility, waived certain financial covenant violations, and restated certain financial covenants;

WHEREAS, pursuant to the Seventh Amendment to the Credit Agreement dated
December 31, 2015, the parties agreed, among other things, that (i) certain covenants
(Minimum EBITDA and Shareholder Equity) not be tested for the period ending December 31, 2015, with the Shareholder Equity covenant to be deleted in its entirety, (ii) a new Working Capital covenant be established and tested beginning as of December 31, 2015, and (iii) the Minimum EBITDA covenant be revised and tested beginning as of March 31, 2016;

WHEREAS, pursuant to the Eighth Amendment to the Credit Agreement dated May 9, 2016, the parties agreed, among other things, that (i) the Revolving Commitment would be reduced to $5,000,000.00 after August 1, 2016, (ii) a Cash Collateral Account satisfactory to the Lender would be in place until the Maturity Date, and (iii) as a result of the creation of the Cash Collateral Account all financial covenants had been deleted;

WHEREAS, pursuant to the Ninth Amendment the Maturity Date was extended to June 28, 2019;

WHEREAS, pursuant to the Tenth Amendment the commitment amounts were modified;

WHEREAS, pursuant to the Eleventh Amendment the commitment amounts and cash holdings were modified as well as the collateralization of the Subsidiary’s Guaranty;

WHEREAS, pursuant to the Twelfth Amendment the commitment amounts and the cash holdings were revised;

NOW THEREFORE, for good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties agree to this further amendment as follows:

1. The parties acknowledge the accuracy of the foregoing recitals. All capitalized terms used herein without specific definitions should be accorded the meanings set forth for such terms in the Credit Agreement.

2. The Borrower’s subsidiary Beijing Fuel Tech Environmental Technologies Co., Ltd (“Beijing”) is in the process of reducing its line of credit with JPMorgan Chase Bank (“China”) Company Limited Shanghai Branch by 50%. In addition, the Borrower’s line of credit commitment shall not be reduced as previously agreed but shall remain at $5,500,000 until the Maturity Date. As a result of the implementation of this reduction the cash required to be held by Lender shall be reduced to
$6,020,000 as set forth in paragraph 3(d) hereof.

3. The obligation of the Lender to provide this Amendment and the effectiveness of this Amendment is subject to satisfaction of the following conditions precedent:

(a) Lender, Borrower and Loan Parties shall have executed this Amendment;
(b) Borrower shall be in good standing in the States of Illinois and Delaware;

(c) Borrower shall pay all costs and fees incurred by Lender in connection with the preparation and performance of this Amendment; and

(d) For an abundance of clarity provided that the Beijing line of credit has been formally reduced by 50%, there shall be no less than $6,020,000.00 in the Cash Collateral Account from the date hereof until the Maturity Date.

4. This Amendment shall be binding upon and inure to the benefit of the successors and assigns of the Borrower, Loan Parties and the Lender.

5. Except as expressly amended hereby, the Credit Agreement shall remain in full force and effect. The Credit Agreement and its ten prior amendments as well as the Cash Collateral Account Pledge Agreement and all rights and powers created thereby are in all respects ratified and confirmed.

6. This Amendment has been duly authorized, executed and delivered on behalf of the Borrower and Loan Parties pursuant to all requisite corporate authority, and the Credit Agreement as amended hereby constitutes the legal, valid and binding obligation of the Borrower and Loan Parties, enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to creditor’s rights.

7. Borrower hereby certifies, represents and warrants to Lender that all certifications, representations and warranties made by Borrower to Lender in or in connection with the Credit Agreement and the Cash Collateral Account Pledge Agreement were true in all material respects as of the date of the Credit Agreement and the Cash Collateral Account Pledge Agreement and are true in all material respects on and as of the date hereof as if made on and as of the date hereof.

8. Borrower and the Loan Parties hereby acknowledge and agree that they have no defenses, offsets or counterclaims to the payment of principal, interest, fees or other liabilities owing under the Credit Agreement and the Cash Collateral Pledge Agreement and they hereby waive and relinquish any such defenses, offsets or counterclaims and Borrower and the Loan Parties hereby release Lender and its respective officers, directors, agents, affiliates, successors and assigns from any claim, demand or cause of action, known or unknown, contingent or liquidated, which may exist or hereafter be known to exist relating to any matter prior to the date hereof.

9. Except as otherwise specified herein, this Amendment embodies the entire agreement and understanding between Lender and Borrower with respect to the subject matter hereof and supersedes all prior agreements, consents and understandings relating to such subject matter.
10. This Amendment may be signed in any number of counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

11. This Amendment is governed and controlled by the laws of the state of
Illinois.

[Signature Page to Follow]
IN WITNESS WHEREOF, this Amendment has been duly executed as of the date and year specified at the beginning hereof.

BORROWER:

FUEL TECH, INC.,
a Delaware corporation

By:      Name:      Title:

LOAN GUARANTOR:

FUEL TECH S.r.l.,
organized under the laws of the Italian Republic

By:      Name:      Title:

LENDER:

JPMORGAN CHASE BANK, N.A.,
a national association

By:      Name:      Title: